[GRAPHIC OMITTED]
[EQUITABLE - - MEMBER OF THE GLOBAL AXA GROUP LOGO]

                                    EQUITABLE ACCUMULATOR(SM)
                                    Combination Variable and Fixed Deferred
                                    Annuity Enrollment Form under Group Annuity
                                    Contract No. AC6725 (Non-Qualified), AC6727
                                    (Qualified) and Application for Individual
                                    Contract
--------------------------------------------------------------------------------
1.   TYPE OF CONTRACT
--------------------------------------------------------------------------------

|_| Non-Qualified (NQ)      |_| Traditional IRA   |_| Roth IRA
|_| Qualified  Plan - Defined  Contribution  (DC) |_| Qualified  Plan - Defined
|_| TSA Transfer/Rollover                             Benefit (DB)


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2. OWNER FOR IRA  CERTIFICATES/CONTRACTS,  OWNER AND ANNUITANT  MUST BE THE SAME
PERSON
--------------------------------------------------------------------------------
|_| Individual      |_| Trustee (for an individual)      |_| Custodian*
|_| TSA (Form XX-XX-98 must be completed)
|_| Qualified Plan Trustee - DC (Forms IM-97-ERISA 1 and IM-97-QP must be completed)
|_| Qualified Plan Trustee - DB (Forms IM-97-ERISA 2 and IM-97-QP must be completed)

----------------------------------------------    ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


----------------------------------------------    ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN


-------------------------   ---------------------------    |_| Male  |_| Female
Home Phone Number           Office Phone Number

*As Custodian under the ________  (state) Uniform Gifts to Minors Act (UGMA) or
 Uniform Transfer to Minors Act (UTMA). Please note if issued under UGMA or UTMA, the beneficiary named in section 5 must be the Estate of the Annuitant.

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3.    JOINT OWNER  OPTIONAL FOR NON-QUALIFIED CERTIFICATES/CONTRACTS
--------------------------------------------------------------------------------


----------------------------------------------    ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


----------------------------------------------    ------------------------------
Address (Street, City, State, Zip Code)           Social Security No.


-------------------------   ---------------------------     |_| Male  |_| Female
Home Phone Number           Office Phone Number


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4.   ANNUITANT  IF OTHER THAN OWNER
--------------------------------------------------------------------------------


----------------------------------------------    ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


----------------------------------------------    ------------------------------
Address (Street, City, State, Zip Code)           Social Security No.


-------------------------   ---------------------------    |_| Male   |_| Female
Home Phone Number           Office Phone Number


-------------------------------------------------------
Relationship to Owner

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5. BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.
--------------------------------------------------------------------------------


-------------------------------------   ---------------------------------- -----
Name (First, Middle, Last)              Relationship to Annuitant              %


-------------------------------------   ---------------------------------- -----
Name (First, Middle, Last)              Relationship to Annuitant              %


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6.   ANNUITY COMMENCEMENT AGE
--------------------------------------------------------------------------------



SPECIFY AGE:________________ (Annuitant's age 90 if not indicated)


--------------------------------------------------------------------------------
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                    P.O. Box 1547, Secaucus, N.J. 07096-1547
(5/98)                           (800) 338-3434                  cat. no. 126737

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7.   INITIAL CONTRIBUTION INFORMATION
--------------------------------------------------------------------------------

TOTAL INITIAL CONTRIBUTION: $______________________


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8.   METHOD OF PAYMENT
--------------------------------------------------------------------------------

NON-QUALIFIED:           |_| Check payable to Equitable Life            |_| Wire        |_| 1035 Exchange
QUALIFIED PLAN:          |_| Check payable to Equitable Life            |_| Wire
TRADITIONAL IRA:         |_| Direct rollover from qualified plan or TSA            |_| Direct transfer from other Traditional IRA
                               |_| Rollover from Traditional IRA
ROTH IRA:                |_| Conversion rollover from Traditional IRA              |_| Direct transfer from other Roth IRA
                               |_| Rollover from Roth IRA


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9.   BASEBUILDER(R)  GUARANTEE  ELECTION  YOU MUST ANSWER A AND B EVEN IF YOU DO
     NOT  ELECT  BASEBUILDER.   PLEASE  REFER  TO  ENROLLMENT   FORM/APPLICATION
     INSTRUCTIONS BEFORE COMPLETING
--------------------------------------------------------------------------------

A. Would you like to elect baseBUILDER which includes a combined Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit? |_| Yes |_| No

B.   Which Guaranteed Minimum Death Benefit would you like to elect?
     |_| 6% Roll Up to Age 80       |_| Annual Ratchet to Age 80

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10.  SYSTEMATIC WITHDRAWALS (OPTIONAL) FOR IRA CERTIFICATE/CONTRACTS,  AVAILABLE
     ONLY IF YOU ARE AGE 59 TO 70. OTHER WITHDRAWAL OPTIONS ARE AVAILABLE FOR IRA CERTIFICATES/CONTRACTS.
--------------------------------------------------------------------------------

FREQUENCY:    |_| Monthly       |_| Quarterly       |_| Annually
              Start Date: ________________ (Month, Day)

AMOUNT OF WITHDRAWAL:  $_______________ or _______________%

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. |_| I do not want to have Federal income tax withheld. (U.S. residence address and Social Security No./TIN required)
B.   |_| I want to have Federal income tax withheld from each payment.

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11.  SUCCESSOR OWNER (OPTIONAL FOR NON-QUALIFIED CERTIFICATES/CONTRACTS)
     AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS
--------------------------------------------------------------------------------


-----------------------------------------------   ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)

                                                            |_| Male  |_| Female

-----------------------------------------------   ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN

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12.  SUITABILITY
--------------------------------------------------------------------------------
A.   Did you receive the EQUITABLE ACCUMULATOR prospectus?     |_| Yes    |_| No


-----------------------------------   ------------------------------------------
Date of Prospectus                    Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued?
     |_| Yes  |_| No    If Yes, complete the following:


----------------   -----------------   -----------   ---------------------------
Year Issued        Type of Plan        Company       Certificate/Contract Number


C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)


---------------------------------------------    -------------------------------
Employer's Name & Address                        Owner's Occupation


---------------------------------------------    -------------------------------
Estimated Annual Family Income                   Estimated Net Worth

Investment Objective: |_| Income |_| Income & Growth |_| Growth
                      |_| Aggressive Growth          |_| Safety of Principal

Is Owner or Annuitant associated with or employed by a member of the NASD?

|_| Yes  |_| No

(5/98)                                                        Acccumlator page 2

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13. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C
--------------------------------------------------------------------------------
                          (1) GUARANTEE PERIODS (GIROS)
                              -------------------------

A. |_| SELF-DIRECTED ALLOCATION        (104) February 15, 1999........         %
                                                                      ---------
   Allocate initial contribution       (105) February 15, 2000........         %
                                                                      ---------
   between
   "(1) GUARANTEE PERIODS" and         (106) February 15, 2001........         %
                                                                      ---------
   "(2) INVESTMENT FUNDS."  The        (107) February 15, 2002........         %
                                                                      ---------
   total of (1) and (2) must equal     (108) February 15, 2003........         %
                                                                      ---------
   100%.
                                       (109) February 15, 2004........         %
                                                                      ---------

B. |_| PRINCIPAL ASSURANCE             (110) February 15, 2005........         %
                                                                      ---------
   Under Principal Assurance, an       (111) February 15, 2006........         %
                                                                      ---------
   amount is allocated to a Guarantee  (112) February 15, 2007........         %
                                                                      ---------
   Period so that its maturity value   (113) February 15, 2008........         %
                                                                      ---------
   will equal the initial contribution         SUBTOTAL............         %(1)
                                                                   ---------
   in the year selected.                               (2) INVESTMENT FUNDS
                                                           ----------------

                                               EQUITY SERIES:
                                               -------------
        SELECT MATURITY YEAR:                  DOMESTIC EQUITY
        |_| 2005  |_| 2006  |_| 2007  |_|     (604) Alliance Common Stock......................                 %
                                                                                               -----------------
        2008
                                              (603) Alliance Growth & Income...................                 %
                                                                                               -----------------
       Allocate the remaining amount of       (613) BT Equity 500 Index........................                 %
                                                                                               -----------------
       the initial contribution only to       (616) EQ/Putnam Growth & Income Value............                 %
                                                                                               -----------------
       "(2) INVESTMENT FUNDS."                (618) MFS Research...............................                 %
                                                                                               -----------------
       The total must equal 100%.             (620) Merrill Lynch Basic Value Equity...........                 %
                                                                                               -----------------
                                              (623) T. Rowe Price Equity Income................                 %
                                                                                               -----------------

       C. |_| SPECIAL DOLLAR COST              INTERNATIONAL EQUITY
                AVERAGING                     (605) Alliance Global............................                 %
                                                                                               -----------------
       The initial contribution is            (609) Alliance International.....................                 %
                                                                                               -----------------
       allocated
       to the Special Dollar Cost Averaging   (614) BT International Equity Index..............                 %
                                                                                               -----------------
       Account and will be credited with      (622) Morgan Stanley Emerging Markets Equity.....                 %
                                                                                               -----------------
       interest at the rate in effect on      (624) T. Rowe Price International Stock..........                 %
                                                                                               -----------------
       the
       Transaction Date.  Thereafter,          AGGRESSIVE EQUITY
       amounts are transferred monthly        (606) Alliance Aggressive Stock..................                 %
                                                                                               -----------------
       over a twelve month period from        (612) Alliance Small Cap Growth..................                 %
                                                                                               -----------------
       the Special Dollar Cost Averaging      (615) BT Small Company Index.....................                 %
                                                                                               -----------------
       Account to the Investment Funds        (619) MFS Emerging Growth Companies..............                 %
                                                                                               -----------------
       based on the percentages you           (625) Warburg Pincus Small Company Value.........                 %
                                                                                               -----------------
       indicate
       under "(2) INVESTMENT FUNDS."           ASSET ALLOCATION SERIES:
                                               -----------------------
       In states where the Special Dollar     (601) Alliance Conservative Investors............                 %
                                                                                               -----------------
       Cost Averaging Account is currently    (602) Alliance Growth Investors..................                 %
                                                                                               -----------------
       not available, the initial             (617) EQ/Putnam Balanced.........................                 %
                                                                                               -----------------
       contribution is allocated to the       (621) Merrill Lynch World Strategy...............                 %
                                                                                               -----------------
       Alliance Money Market Fund and          FIXED INCOME SERIES:
                                               -------------------
       transferred monthly to the other        AGGRESSIVE FIXED INCOME
       Investment Funds you have selected.    (610) Alliance High Yield........................                 %
                                                                                               -----------------
                                               DOMESTIC FIXED INCOME
       The total percentage must equal        (608) Alliance Intermediate Gov't. Securities....                 %
                                                                                               -----------------
       100%.                                  (607) Alliance Money Market......................                 %
                                                                                               -----------------
       -------------------------------------
                                                                                               SUBTOTAL...........             % (2)
                                                                                                                    ------------
                                                                                                  TOTAL..............100%.

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|_| REBALANCING* The allocation among the Investment Funds will be periodically
re-adjusted according to the allocation percentages you indicate above. SELECT REBALANCING FREQUENCY: |_| Quarterly |_| Semi-Annually |_| Annually
*This program may not be elected if you choose Special Dollar Cost Averaging.
--------------------------------------------------------------------------------



(5/98)                                                        Accumulator page 3

14.  AGREEMENT
--------------------------
All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
----------------------------------  --------------------  ----------------------
Proposed Annuitant's Signature      Date                  Signed at: City, State

X
----------------------------------  --------------------  ----------------------
Proposed Owner's Signature          Date                  Signed at: City, State
(If other than Annuitant)


              (NEW YORK, OREGON AND VIRGINIA RESIDENTS SIGN ABOVE,
                        ALL OTHER RESIDENTS SIGN BELOW.)


COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES
INCORPORATED  (EQ).  AXA-UAP,  AN  INSURANCE  HOLDING  COMPANY,  IS EQ'S LARGEST
SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER  STATES:  ANY  PERSON WHO  KNOWINGLY  AND WITH  INTENT TO DEFRAUD  ANY
INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
----------------------------------  --------------------  ----------------------
Proposed Annuitant's Signature      Date                  Signed at: City, State

X
----------------------------------  --------------------  ----------------------
Proposed Owner's Signature          Date                  Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant?
|_| Yes      |_| No

Florida License ID No(s). ________________________________________

1)
--------------------------------------------------------------------------------
     Agent Signature                     Print Name & No. of Agent


--------------------------------------------------------------------------------
     Agent Soc. Sec. No.                 Agency Code                    %

2)
--------------------------------------------------------------------------------
     Agent Signature                     Print Name & No. of Agent


--------------------------------------------------------------------------------
     Agent Soc. Sec. No.                 Agency Code                    %


(5/98)                                                        Accumulator page 4